Exhibit 23.1

Jerry Gruenbaum
Attorney and Counselor at Law
54 Hazard Avenue, Suite 270
Enfield, Connecticut 06082
Phone/Fax (860) 763-4222

                                                        November 1, 2001

CONSENT

        I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, MGCC Investment Strategies Inc.

        DATED this 1st day of November 2001.


                                        Yours truly,


                                   /s/  Jerry Gruenbaum, Esq.
                                        -----------------------
                                        Jerry Gruenbaum, Esq.